EXHIBIT 99.1

3D Systems Acquires Design Prototyping Technologies

3Dproparts(TM) Expands Its Online Reach and Presence

ROCK HILL, S.C., April 6, 2010 (GLOBE NEWSWIRE) -- 3D Systems (Nasdaq:TDSC) announced today that it has acquired Design Prototyping Technologies Inc.(www.dpt-fast.com), a leading online provider of fast turnaround high quality functional parts and prototypes. This is the fourth services acquisition for the company in six months.

3D Systems launched its 3Dproparts™ service, www.3Dproparts.com, last October and moved quickly to expand its capabilities and geographical coverage through the acquisitions of Acu-Cast Technologies, AdvaTech Manufacturing and Moeller Design. Today's addition of DPT enhances 3Dproparts™ suite of online services, broadening its appeal to a rapidly growing audience of designers, engineers and marketers who demand 24X7 global access to high quality, affordable parts solutions.

As an online rapid prototyping pioneer, leader and innovator, DPT used its first mover advantage to develop and deploy a set of user friendly web tools that provide its customers with significant productivity and affordability advantages. 3D Systems is pleased to welcome Mike Rufo and Dan Sammons, co-owners of DPT, together with their entire team of outstanding, experienced rapid manufacturing professionals into its growing 3Dproparts™ family.

"We are pleased to add another world class service provider with proprietary online capabilities to our rapidly growing 3Dproparts™ business," said Abe Reichental, President and CEO of 3D Systems. "Under Mike and Dan's experienced leadership we intend to expand our online offerings significantly and further increase our menu of services for the benefit of our growing customer base."

The company plans to continue the expansion of its 3Dproparts™ service offerings domestically and internationally through organic growth and additional strategic acquisitions.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3-D Printing, Rapid Prototyping and Manufacturing systems and parts solutions. Its expertly integrated solutions reduce the time and cost of designing products and facilitate direct and indirect manufacturing by creating actual parts directly from digital input. These solutions are used for design communication and prototyping as well as for production of functional end-use parts: Our customers Create With Confidence.

More information on the company is available at www.3DSystems.com, www.modelin3D.com, www.toptobottomdental.com, www.3Dproparts.com, www.dpt-fast.com, www.mqast.com, http://blog.3Dsystems.com, or via email at moreinfo@3Dsystems.com.

The 3D Systems Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4537

CONTACT:  3D Systems Corporation
          Investor Contact:
          Amanda Molbert
            803-326-4010
            MolbertA@3dsystems.com
          Media Contact:
          Katharina Hayes
            803-326-3941
            HayesK@3dsystems.com